UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2017

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

6801 Rockledge Drive
Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a consequence of a request by the board of directors of GKN plc that she assume the role of Interim Chief Executive of that corporation, on November 21, 2017, Anne Stevens offered Lockheed Martin Corporation (the "Corporation") her resignation from the board of directors of the Corporation, effective immediately. The Corporation accepted Ms. Stevens' offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION
(Registrant)

Date: November 21, 2017	By:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel